Report Name - 10F-3

Fund - Sal Bros Institutional High Yield Bond Fund

                                Period : 03/01/05 through 08/31/05


                                    ID : 584
                           Issuer Name : Domtar Inc. (mat= 8/1/05)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 425,000.00
                        Purchase Price : 99.904
                    % Received by Fund : 0.106%
                        % of Issue (1) : 5.000%
        Other Participant Accounts (2) :      19,575,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc. (due 8/1/05)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 537
                           Issuer Name : Grant Prideco Inc.
					(mat=8/15/2015)
                            Trade Date : 07/14/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 200,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.100%
                        % of Issue (1) : 2.540%
        Other Participant Accounts (2) :       4,880,000.00
                      Issue Amount (2) :     200,000,000.00
          Total Received All Funds (2) :       5,080,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Grant Prideco Inc. (due 8/15/15)
                            Trade Date : 07/14/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                         Co-Manager(s) : JP Morgan Securities
                                         Natexis Bleichroeder Inc
                         Selling Group : N/A


                                    ID : 339
                           Issuer Name : Host Marriott
                            Trade Date : 03/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 100,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.015%
                        % of Issue (1) : 2.718%
        Other Participant Accounts (2) :      17,565,000.00
                      Issue Amount (2) :     650,000,000.00
          Total Received All Funds (2) :      17,665,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Host Marriott
                            Trade Date : 03/03/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bank of New York Securities
                                         Bear Stearns & Co Inc
                                         Calyon New York
                                         RBS Securities Corp
                                         Scotia Capital Inc
                                         Societe Generale
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 340
                           Issuer Name : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 175,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.046%
                        % of Issue (1) : 3.684%
        Other Participant Accounts (2) :      13,825,000.00
                      Issue Amount (2) :     380,000,000.00
          Total Received All Funds (2) :      14,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Levi (Floating Rate Note)
                            Trade Date : 03/07/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Goldman Sachs & Co
                                         JP Morgan
                                         Scotia Capital Inc
                         Co-Manager(s) : Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                         Selling Group : N/A


                                    ID : 592
                           Issuer Name : Nell AF SARL (Senior Notes
					 mat=8/15/15)
                            Trade Date : 08/04/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 475,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.077%
                        % of Issue (1) : 2.507%
        Other Participant Accounts (2) :      14,945,000.00
                      Issue Amount (2) :     615,000,000.00
          Total Received All Funds (2) :      15,420,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nell AF SARL (due 8/15/15)
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston
					 (Europe)
                                         Merrill Lynch International Ltd
                         Co-Manager(s) : ABN Amro
                                         Citigroup Global Markets Ltd
                                         Deutsche Bank AG London
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc.
					 (due 08/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 275,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.017%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      16,175,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A